                                                                    EXHIBIT 10.7

================================================================================

                       TERMINATION OF MEMORANDUM OF LEASE

                                  BY AND AMONG

                            KINDRED HEALTHCARE, INC.
                        (f/k/a Vencor Healthcare, Inc.),

                       KINDRED HEALTHCARE OPERATING, INC.
                         (f/k/a Vencor Operating, Inc.),

                                       AND

                       VENTAS REALTY, LIMITED PARTNERSHIP

================================================================================

                Facility No.:             VA-4617

                Property Address:         Northern Virginia Community Hospital
                                          601 South Carlin Springs Road
                                          Arlington, Virginia
                                          (Arlington County)

                       TERMINATION OF MEMORANDUM OF LEASE

     THIS TERMINATION OF MEMORANDUM OF LEASE (hereinafter this "Termination") is
                                                                -----------
to be effective as of the 21st day of June, 2002 (the "Effective Date"),
                                                       --------------
and is by and among VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership (together with its successors and assigns, "VRLP") having an
                                                                ----
office at 4360 Brownsboro Road, Suite 115, Louisville, Kentucky 40207, KINDRED HEALTHCARE, INC., a Delaware corporation (f/k/a Vencor Healthcare, Inc.) ("Kindred"), and KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation
  -------
(f/k/a Vencor Operating, Inc.) ("Operator"; Operator, jointly and severally with
                                 --------
Kindred and permitted successors and assignees of Operator and Kindred, "Tenant"), both having an office at 680 South 4th Avenue, Louisville, Kentucky
 ------
40202.

                                    RECITALS

     A. VRLP and Tenant are parties to that certain Master Lease Agreement No. 4 dated as of April 30, 1998, as amended and restated by that certain Amended and Restated Master Lease Agreement No. 4 dated as of April 20, 2001 (the "Lease")
                                                                       -----
demising to Tenant (i) the real property described on Exhibit A attached hereto
                                                      ---------
and made a part hereof, together with the improvements thereon (the "Premises"),
                                                                     --------
and (ii) multiple other properties.

     B. A Memorandum of Lease relating to the Lease as it affects the Premises was heretofore filed for record on August 7, 1998 in Deed Book 2916 at Page 1, as supplemented by Supplemental Memorandum of Lease filed for record May 2, 2001 in Deed Book 3141 at Page 1159, among the land records of Arlington County, Virginia (the "Memorandum").
               ----------

     C. The Lease has been terminated as to the Premises upon and subject to the terms and conditions of that certain letter agreement dated June 5, 2002 between VRLP and Tenant (the "Termination Letter"), and Lessor and Tenant accordingly desire to have the Memorandum terminated and released of record.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereby agree as follows:

1.   Lessor and Tenant hereby terminate and release the Memorandum.

2. This Termination is being executed and recorded solely to give notice of the termination of the Lease as to the Premises pursuant to the Termination Letter, and to terminate the Memorandum and release said Memorandum of record.

3. This Termination may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have executed these presents with an intended effective date of June 21, 2002.


                                  TENANT:

                                  KINDRED HEALTHCARE, INC., a
                                  Delaware corporation formerly known as
                                  Vencor Healthcare, Inc.


                                  By:  /s/ James H. Gillenwater, Jr.
                                      -----------------------------------------
                                  Name:    James H. Gillenwater, Jr.
                                        ---------------------------------------
                                  Title:   Senior Vice President
                                         --------------------------------------

                                  TENANT:

                                  KINDRED HEALTHCARE OPERATING,
                                  INC., a Delaware corporation formerly known as Vencor Operating, Inc.


                                  By:  /s/ James H. Gillenwater, Jr.
                                      -----------------------------------------
                                  Name:    James H. Gillenwater, Jr.
                                        ---------------------------------------
                                  Title:   Senior Vice President
                                         --------------------------------------

                                  VRLP:

                                  VENTAS REALTY, LIMITED
                                  PARTNERSHIP, a Delaware limited
                                  partnership

                                  By: Ventas, Inc., a Delaware corporation, its
                                      general partner


                                  By:  /s/ T. Richard Riney
                                      -----------------------------------------
                                  Name:    T. Richard Riney
                                        ---------------------------------------
                                  Title:   Executive Vice President and
                                           General Counsel
                                         --------------------------------------

                                 Acknowledgments
                                 ---------------

STATE OF         Kentucky           )
         ---------------------------
                                    )
COUNTY OF        Jefferson          )
          --------------------------


     The foregoing instrument was acknowledged before me this 7th day of June, 2002, by James H. Gillenwater, Jr., as Senior Vice President of KINDRED HEALTHCARE, INC., a Delaware corporation, on behalf of the corporation.
    My commission expires: ___________________________.

                                              /s/ Kim Oakley
                                             ___________________________________
                                             Notary Public
                                             [Seal]


STATE OF         Kentucky           )
         ---------------------------
                                    )
COUNTY OF        Jefferson          )
          --------------------------


     The foregoing instrument was acknowledged before me this 7th day of June, 2002, by , James H. Gillenwater, Jr. as Senior Vice President of KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation, on behalf of the corporation.
     My commission expires: ____________________________.


                                              /s/ Kim Oakley
                                             ___________________________________
                                             Notary Public
                                             [Seal]

STATE OF         Kentucky           )
        ----------------------------
                                    )
COUNTY OF        Jefferson          )
        ----------------------------


     The foregoing instrument was acknowledged before me on June 12, 2002, by T. Richard Riney, Executive Vice President and General Counsel of VENTAS, INC., a Delaware corporation, in its capacity as the general partner of VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership, on behalf of the corporation, in its capacity as the general partner on behalf of the aforesaid limited partnership.

     My commission expires: December 9, 2002.


                                         /s/ Barbara F. Thompson
                                         _______________________________________
                                         Notary Public
                                         [Seal]

                            EXHIBIT A TO TERMINATION
                            ------------------------

                                  The Premises

PARCEL I:
Parcel A of a Subdivision of the Properties of Northern Virginia Doctors Hospital Corporation and NVDH Corporation, as the same is duly dedicated, platted and recorded in Deed Book 2022 at page 739, among the land records of Arlington County, Virginia.

PARCEL II:
"Parking Structure Unit", NORTHERN VIRGINIA DOCTORS MEDICAL CENTER, a Condominium, in accordance with the Declaration of Condominium and Exhibits attached thereto, recorded in Deed Book 2044 at Page 1051, and as amended in Deed Book 2083 at Page 284, and any additional amendments pursuant thereto, among the land records of Arlington County, Virginia.



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